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                                                                   EXHIBIT 10.44

                               AMENDMENT TO THE
                            MICROPOLIS CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

Section 3 of the Micropolis Corporation Employee Stock Purchase Plan is hereby amended by substituting the following for the language in Subsection 3 in its entirety.

"Subject to the provisions of Paragraph 11 (relating to adjustment upon changes in stock), the stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 1,400,000 shares of the authorized no par value Common Stock of the Company (the "Stock")."